STATEMENT OF ADDITIONAL INFORMATION

                                      May 1, 1998

                              TRI-CONTINENTAL CORPORATION

                                    100 Park Avenue
                               New York, New York 10017
                        New York City Telephone: (212) 850-1864
           Toll-Free Telephone: (800) 874-1092 all continental United States
         For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


        This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Tri-Continental Corporation (the "Corporation") at 100 Park Avenue, New York, NY 10017.

        A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "Commission"). These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective.

                                   TABLE OF CONTENTS



                                      Page

                                                  ----
Additional Investment Objectives and
 Policies.......................................    2
 (See "Investment and other Policies" in the
  Prospectus)
Directors and Officers.........................     4
Management.....................................     9
  (See "Management of the Corporation" in the
  Prospectus)

Experts.......................................      9
Custodian, Stockholder Service Agent
  and Dividend Paying Agent...................      9
Brokerage Commissions.........................      9
Incorporation of Financial Statements by
  Reference...................................     10
Independent Auditors' Report on
  Financial Highlights - Senior Securities -
  $2.50 Cumulative Preferred Stock............     11
Appendix......................................     12

                  ADDITIONAL INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

   The Corporation's stated fundamental policies, which may not be changed without a vote of stockholders are listed below; within the limits of these fundamental policies, the management has reserved freedom of action. The
Corporation:

   (1) may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

   (2) may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

   (3) may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

   (4) may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

   (5) does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

   (6) may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation's total assets;

   (7) may not purchase or sell commodities or commodity contracts; and

   (8) may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

   When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

   During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

   In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Currently, the Corporation will invest in securities denominated in foreign currencies or U.S. dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden,

Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated. The Corporation may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the economic member states of the European Community.

   The Corporation's returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the U.S. dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

   The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Corporation's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Manager may enter into forward currency contracts in excess of 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

   Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.
   At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

   If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
   The Corporation's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.
   Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

   Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation's assets to be invested within various countries is not known.

                             DIRECTORS AND OFFICERS

   A listing of the directors and officers of the Corporation and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Corporation (as defined by the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise noted, the address of each director and officer is 100 Park Avenue, New York, NY 10017.




WILLIAM C. MORRIS*               Director, Chairman of the Board, Chief
    (60)                         Executive Officer and Chairman of the Executive
                                 Committee

                                 Chairman,  J. & W. Seligman & Co. Incorporated,
                                 investment managers and advisers;  Chairman and
                                 Chief Executive Officer,  the Seligman Group of
                                 Investment   Companies;    Chairman,   Seligman
                                 Financial   Services,   Inc.,    broker/dealer;
                                 Seligman  Services,  Inc.,  broker/dealer;  and
                                 Carbo Ceramics Inc.,  ceramic proppants for oil
                                 and gas industry; Director, Seligman Data Corp.
                                 shareholder    service    agent;     Kerr-McGee
                                 Corporation,  diversified  energy company;  and
                                 Sarah  Lawrence  College;  and a Member  of the
                                 Board of  Governors of the  Investment  Company
                                 Institute;    formerly,    Chairman,   Seligman
                                 Advisors,  Inc.,  advisers;  Seligman Holdings,
                                 Inc.,  holding  company;  Seligman  Securities,
                                 Inc., broker/dealer; and J. & W. Seligman Trust
                                 Company, trust company.

BRIAN T. ZINO*                   Director, President and Member of the Executive
    (45)                         Committee

                                 Director and President,  J. & W. Seligman & Co.
                                 Incorporated, investment managers and advisers;
                                 Director  or  Trustee,  the  Seligman  Group of
                                 Investment Companies;  President,  the Seligman
                                 Group of Investment Companies,  except Seligman
                                 Quality   Municipal  Fund,  Inc.  and  Seligman
                                 Select Municipal Fund, Inc.; Chairman, Seligman
                                 Data   Corp.,    shareholder   service   agent;
                                 Director,  Seligman Financial  Services,  Inc.,
                                 broker/dealer;    Seligman   Services,    Inc.,
                                 broker/dealer;   and  Seligman  Henderson  Co.,
                                 adviser; formerly, Director, Seligman Advisors,
                                 Inc.,  advisers;  Seligman  Securities,   Inc.,
                                 broker/dealer   and  J.  &  W.  Seligman  Trust
                                 Company, trust company.

RICHARD R. SCHMALTZ*             Director and Member of the Executive Committee
     (57)

                                 Director and Managing Director, Director of
                                 Investments, J. & W. Seligman & Co.
                                 Incorporated; Director of Seligman Henderson
                                 Co. and Trustee Emeritus of Colby College;
                                 formerly,  Director,   Investment  Research  at
                                 Neuberger & Berman  from May 1993 to  September
                                 1996 and  Executive  Vice  President of McGlinn
                                 Capital from July 1987 to May 1993.

JOHN R. GALVIN                   Director
     (68)
                                 Dean,  Fletcher  School of Law and Diplomacy at
                                 Tufts  University;  Director  or  Trustee,  the
                                 Seligman   Group   of   Investment   Companies;
                                 Chairman of the American Council on Germany;  a
                                 Governor of the Center for Creative Leadership;
                                 National  Committee  on  U.S.-China  Relations,
                                 National Defense University;  the Institute for
                                 Defense    Analysis;    and    Raytheon    Co.,
                                 electronics;    formerly,    Director,   USLIFE
                                 Corporation,  life insurance;  Ambassador, U.S.
                                 State  Department for  negotiations  in Bosnia;
                                 Distinguished  Policy  Analyst  at  Ohio  State
                                 University and Olin Distinguished  Professor of
                                 National  Security Studies at the United States
                                 Military  Academy.  From  June,  1987 to  June,
                                 1992,  he was  the  Supreme  Allied  Commander,
                                 Europe  and  the   Commander-in-Chief,   United
                                 States  European  Command.   Tufts  University,
                                 Packard Avenue, Medford, MA 02105.

ALICE S. ILCHMAN                 Director
     (63)
                                 President,  Sarah Lawrence College; Director or
                                 Trustee,   the  Seligman  Group  of  Investment
                                 Companies;   and  the  Committee  for  Economic
                                 Development;    Chairman,    The    Rockefeller
                                 Foundation,  charitable  foundation;  formerly,
                                 Trustee,  The Markle Foundation,  philanthropic
                                 organization;  and Director,  NYNEX,  telephone
                                 company;   and   International   Research   and
                                 Exchange Board,  intellectual exchanges.  Sarah
                                 Lawrence College, Bronxville, New York 10708

FRANK A. McPHERSON               Director
        (65)

                                 Director, various corporations; Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies; Kimberly-Clark Corporation, consumer
                                 products; Bank of Oklahoma Holding Company;
                                 Baptist Medical Center; Oklahoma Chapter of the
                                 Nature Conservancy; Oklahoma Medical Research
                                 Foundation; and National Boys and Girls Clubs
                                 of America; and a Member of the Business
                                 Roundtable and National Petroleum Council;
                                 formerly, Chairman of the Board and Chief
                                 Executive Officer, Kerr-McGee Corporation,
                                 energy; Chairman of Oklahoma City Public
                                 Schools Foundation; and Director, Federal
                                 Reserve System's Kansas City Reserve Bank; and
                                 the Oklahoma City Chamber of Commerce.
                                 123 Robert S. Kerr Avenue, Oklahoma City, OK
                                 73102

JOHN E. MEROW                    Director
    (68)
                                 Retired Chairman and Senior Partner, Sullivan &
                                 Cromwell,  law firm;  Director or Trustee,  the
                                 Seligman   Group   of   Investment   Companies;
                                 Commonwealth Industries,  Inc., manufacturer of
                                 aluminum  sheet  products;  the Foreign  Policy
                                 Association;  the  Municipal Art Society of New
                                 York;  the  U.S.   Council  for   International
                                 Business;  and The New  York  and  Presbyterian
                                 Hospital;    Chairman,    American   Australian
                                 Association;  and The New York and Presbyterian
                                 Hospital Care Network, Inc.; Vice-Chairman, the
                                 U.S.-New  Zealand  Council;  a  Member  of  the
                                 American  Law  Institute  and  the  Council  on
                                 Foreign Relations.  125 Broad Street, New York,
                                 NY 10004

BETSY S. MICHEL                  Director
   (55)

                                 Attorney; Director or Trustee, the Seligman
                                 Group of Investment Companies; Trustee, The
                                 Geraldine R. Dodge Foundation, charitable foundation; and Chairman of the Board of Trustees of St. George's School (Newport, RI);
                                 formerly, Director, the National Association of Independent Schools (Washington DC).
                                 St. Bernard's Road, Gladstone, NJ 07934

JAMES C. PITNEY                  Director
     (71)
                                 Retired Partner, Pitney, Hardin, Kipp & Szuch,
                                 law firm; Director or Trustee, the Seligman
                                 Group of Investment Companies; and Director,
                                 Public Broadcasting Service (PBS); formerly,
                                 Director, Public Service Enterprise Group,
                                 public utility.
                                 Park Avenue at Morris County, P.O. Box 1945,
                                 Morristown, NJ 07962-1945

JAMES Q. RIORDAN                 Director
      (70)
                                 Director, various corporations; Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies;  The Brooklyn  Museum;  The Brooklyn
                                 Union Gas Company;  The  Committee for Economic
                                 Development;  and Public  Broadcasting  Service
                                 (PBS);  formerly,  Co-Chairman  of  the  Policy
                                 Council  of the Tax  Foundation;  Director  and
                                 Vice  Chairman,  Mobil  Corporation;  Director,
                                 Tesoro  Petroleum  Companies;  Dow  Jones & Co.
                                 Inc.;  and  Director  and  President,   Bekaert
                                 Corporation.  675 Third Avenue, Suite 3004, New
                                 York, NY 10017

 ROBERT L. SHAFER                Director
       (65)
                                 Director, various organizations, Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies; formerly, Vice President, Pfizer
                                 Inc., pharmaceuticals; and Director, USLIFE
                                 Corporation, life insurance.
                                 235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON                 Director
      (63)

                                 Director,  Sammons Enterprises,  Inc.; Director
                                 or Trustee,  the Seligman  Group of  Investment
                                 Companies;   C-SPAN;   and   CommScope,   Inc.,
                                 manufacturer  of  coaxial   cables;   formerly,
                                 Executive  Vice  President and Chief  Operating
                                 Officer,   Sammons   Enterprises,   Inc.;   and
                                 Director,  Red Man  Pipe  and  Supply  Company,
                                 piping and other  materials.  5949 Sherry Lane,
                                 Suite 1900, Dallas, TX 75225

CHARLES C. SMITH, JR.            Vice President and Portfolio Manager
        (41)

                                 Managing Director (formerly, Senior Vice
                                 President and Senior Investment Officer), J. &
                                 W. Seligman & Co. Incorporated, investment managers and advisers; Vice President and Portfolio Manager, three open-end investment companies in the Seligman Group of Investment
                                 Companies.

CHARLES W. KADLEC                Vice President
        (52)

                                 Managing Director, J. & W. Seligman & Co.
                                 Incorporated, investment managers and advisers;
                                 Chief Investment Strategist, Seligman Financial
                                 Services, Inc., broker/dealer.

LAWRENCE P. VOGEL                Vice President
      (41)
                                 Senior Vice President, Finance, J. & W.
                                 Seligman & Co. Incorporated, investment
                                 managers and advisers; Seligman Financial
                                 Services, Inc., broker/dealer; and Seligman
                                 Data Corp., shareholder service agent; Vice
                                 President, the Seligman Group of Investment
                                 Companies and Seligman Services, Inc.,
                                 broker/dealer; Treasurer, Seligman Henderson
                                 Co., advisers; formerly, Senior Vice President,
                                 Seligman Advisors, Inc., advisers; and
                                 Treasurer, Seligman Holdings, Inc., holding
                                 company.

FRANK J. NASTA                   Secretary
     (33)
                                 Senior Vice President, Law and Regulation,  and
                                 Corporate  Secretary,  J. & W.  Seligman  & Co.
                                 Incorporated, investment managers and advisers;
                                 Secretary,  the  Seligman  Group of  Investment
                                 Companies;    Corporate   Secretary,   Seligman
                                 Financial   Services,   Inc.,    broker/dealer;
                                 Seligman  Henderson  Co.,  advisers;   Seligman
                                 Services,  Inc.,  broker/dealer;  and  Seligman
                                 Data   Corp.,    shareholder   service   agent;
                                 formerly,   Senior  Vice  President,   Law  and
                                 Regulation,  and Corporate Secretary,  Seligman
                                 Advisors,  Inc.,  advisers;  and an attorney at
                                 Seward & Kissel, law firm.

THOMAS G. ROSE                   Treasurer
      (40)
                                 Treasurer, the Seligman Group of Investment
                                 Companies; and Seligman Data Corp., shareholder
                                 service agent.


                               Compensation Table

                                                                  Pension or
                                              Aggregate       Retirement Benefits   Total Compensation
                                            Compensation      Accrued as part of   from Corporation and
 Name and Position with Corporation      from Corporation(1)  Corporation Expenses  Fund Complex(1)(2)
 -----------------------------------     -------------------  --------------------- ---------------------
 William C. Morris, Director and
   Chairman                                      N/A                  N/A                  N/A
 Brian T. Zino, Director and President           N/A                  N/A                  N/A
 Richard R. Schmaltz, Director                   N/A                  N/A                  N/A
 Fred E. Brown, Director Emeritus**              N/A                  N/A                  N/A
 John R. Galvin, Director                     $19,600.00              N/A               $69,000.00
 Alice S. Ilchman, Director                    18,000.00              N/A                65,000.00
 Frank A. McPherson, Director                  18,400.00              N/A                66,000.00
 John E. Merow, Director                       18,000.00              N/A                65,000.00
 Betsy S. Michel, Director                     19,600.00              N/A                69,000.00
 James C. Pitney, Director                     17,600.00              N/A                64,000.00
 James Q. Riordan, Director                    18,800.00              N/A                67,000.00
 Robert L. Shafer, Director                    18,800.00              N/A                67,000.00
 James N. Whitson, Director                    19,200.00(d)           N/A                68,000.00(d)

----------------------

(1) Based on remuneration received by the Directors of the Corporation for the year ended December 31, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) As defined in the Corporation's prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**  Retired as Director and designated Director Emeritus on March 20, 1997.


(d) Deferred.

   The Corporation has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Corporation's financial statements. As of December 31, 1997, the total amount of deferred compensation (including interest) payable in respect of the Corporation to Mr. Whitson was $97,044. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $126,735 and $263,955, respectively, as of December 31, 1997. The Corporation has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Corporation may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.
   Directors and officers of the Corporation are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.

   The Executive Committee of the Board of Directors has the power to (a) determine the value of securities and assets owned by the Corporation, (b) elect or appoint officers of the Corporation to serve until the next meeting of the Directors succeeding such action and (c) determine the price at which shares of Common Stock of the Corporation shall be issued and sold. All action taken by the Executive Committee is recorded and reported to the Board of Directors at their meeting succeeding such action. The members of the Executive Committee consist of Mr. William C. Morris, Chairman, Richard R. Schmaltz, and Brian T. Zino, President.

HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS:

   As of March 31, 1998 holders of record of Preferred Stock totaled 630; holders of record of Common Stock totaled 43,714; and holders of record of Warrants totaled 147. Insofar as is known by the Corporation, no person owns or controls or holds, directly or indirectly, 5% or more of the outstanding equity securities, except for Cede & Co., a nominee for The Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10274 who owns of record 46.48% of the Corporation's Common Stock and 74.37% of the Corporation's Preferred Stock.

   As of March 31, 1998 all directors and officers of the Corporation, as a group, owned less than 1% of the Corporation's Common Stock. As of that date, no directors or officers owned any of the Corporation's Preferred Stock or Warrants. Mr. William C. Morris is Chairman and Chief Executive Officer of the Manager and Chairman of the Board and Chief Executive Officer of the Corporation. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

   These securities of the Corporation shown as being owned beneficially by the directors and officers include shares held by or for the benefit of members of their families or held by a trust of which a director is a trustee but in which they disclaim beneficial ownership.

                                   MANAGEMENT


   The Corporation pays the Manager for its services a management fee, calculated daily and payable monthly, equal to a percentage of the daily net assets of the Corporation. The method for determining this percentage, referred to as the management fee rate, is set forth in the Prospectus. The management fee amounted to $13,151,570 in 1997, $11,136,312 in 1996 and $9,761.731 in 1995
which was equivalent to annual rates of .40%, .41% and .42%, respectively, of the average daily net assets of the Corporation. The Manager paid fees to Seligman Henderson Co., pursuant to a subadvisory contract no longer in effect, of $1,361,562, $1,192,207 and $810,796 for the years ended December 31, 1997,
1996 and 1995, respectively.

   As part of its services to the Corporation, the Manager provides the Corporation with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Corporation. The Manager also provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Corporation and certain other investment companies in the Seligman Group. The Manager pays all of the compensation of the directors of the Corporation who are employees or consultants of the Manager and its affiliates, of the officers and employees of the Corporation and of certain executive officers of Seligman Data Corp.

   The Manager is a successor firm to an investment banking business founded in 1864 which has provided investment services to individuals, families, institutions and corporations. On December 23, 1988, a majority of the outstanding voting securities of the Manager were purchased by Mr. William C. Morris, and a simultaneous recapitalization of the Manager occurred. See the Appendix for a history of the Manager.

                                     EXPERTS

   Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 acts as independent auditors for the Corporation and in such capacity audits the Corporation's annual and semi-annual financial statements and financial highlights.

   The financial information of the Corporation included in the Prospectus under the caption "Financial Highlights" and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting.

         CUSTODIAN, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT

   Seligman Data Corp., a wholly-owned subsidiary of the Corporation, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


   Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Corporation. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

                              BROKERAGE COMMISSIONS


   The Management Agreement recognizes that in the purchase and sale of portfolio securities of the Corporation, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Corporation. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Corporation than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Corporation.


   In over-the-counter markets, the Corporation deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Corporation may buy securities from or sell securities to dealers acting as
principal,   except  dealers  with  which  its  directors  and/or  officers  are affiliated.

   When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


   Information as to the Corporation's portfolio turnover rate for recent years is stated under "Financial Highlights" in the Prospectus. Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 1997, 1996 and 1995 were $6,815,388, $4,105,756 and $3,825,533, respectively.


               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

   The Corporation's financial statements for the year ended December 31, 1997 are herein incorporated by reference to the 1997 Annual Report to Stockholders of the Corporation (the "1997 Annual Report"), filed with the Commission pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 1997 Annual Report contains schedules of the Corporation's portfolio investments as of December 31, 1997 and certain other financial information. A copy of the 1997 Annual Report will be sent without charge to all investors who request a copy of this Statement of Additional Information.

   INDEPENDENT AUDITORS' REPORT ON FINANCIAL HIGHLIGHTS - SENIOR SECURITIES -
                        $2.50 CUMULATIVE PREFERRED STOCK

To the Board of Directors and Security Holders of
   Tri-Continental Corporation:

   We have previously audited, in accordance with generally accepted auditing standards, the statements of assets and liabilities, including the portfolio of investments, and the statements of capital stock and surplus of Tri-Continental Corporation as of December 31 for each of the ten years in the period ended December 31, 1997 and the related statements of operations and of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements.

   In our opinion, the information appearing on page 6 of the Prospectus, under the caption "Senior Securities - $2.50 Cumulative Preferred Stock", for each of the ten years in the period ended December 31, 1997 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.






DELOITTE & TOUCHE LLP
New York, New York
April 13, 1998

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

        Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

        Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

        Helps finance America's fledgling railroads through underwriting.

        Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

        Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

        Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

        Is appointed U.S. Navy fiscal agent by President Grant.

        Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

        Helps Congress finance the building of the Panama Canal.

 ...1910s

        Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

        Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.


        Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.


 ...1930s

        Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

        Establishes Investment Advisory Service.

 ...1940s

        Helps shape the Investment Company Act of 1940.

        Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

        Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

        Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

        Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

        Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

        Establishes J. & W. Seligman Trust Company, and J. & W. Seligman Valuations Corporation.

        Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

        Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.

        In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

        Introduces  to  the  public  Seligman   Frontier  Fund,  Inc.,  a  small
        capitalization mutual fund.

        Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.

        Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                           HISTORY OF THE CORPORATION

TRI-CONTINENTAL CORPORATION
AN INVESTMENT YOU CAN LIVE WITH

Through nearly seven decades of dramatic economic, political, scientific, and social change, Tri-Continental Corporation has remained faithful to its objective of providing a sound investment based primarily on carefully selected common stocks of well-managed, financially strong companies.

[LOGO]

TRI-CONTINENTAL CORPORATION IS A DIVERSIFIED CLOSED-END INVESTMENT COMPANY THAT WAS ESTABLISHED IN 1929. IT INVESTS PRIMARILY TO PRODUCE LONG-TERM GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME. ITS COMMON STOCK IS TRADED ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL TY.

In a dramatically changing world, it's comforting to know that stability, tradition, and consistent professional service can still be found. Tri-Continental Corporation, a diversified closed-end investment company established in 1929, strictly adheres to these values. The Corporation invests primarily in carefully selected common stocks of well-managed, financially sound companies. Its investment objective is to produce long-term growth of both capital and income, while providing reasonable current income.

Tri-Continental Corporation has stayed faithful to this objective during seven decades of dramatic change, including the country's deepest depression, wars, and the stagnation and high inflation of the 1970s. Through the passing fads of the marketplace and new theories of investment management, the Corporation's management has adapted to the conditions of the day, but never abandoned its basic philosophy that a sound investment is based on fundamentally solid investment values.

It is the rich past of Tri-Continental Corporation that is chronicled in the pages that follow. As you read about the Great Depression, World War II, the first television, man landing on the moon, the invention of the microprocessor, the gasoline shortage of the 70s, and more recently, the Dow Jones Industrial Average breaking through to a remarkable series of new highs, Tri-Continental Corporation is there every step of the way.

[GRAPHIC OMITTED]

Wall Street, 1864

AS EARLY AS 1925, A JUNIOR EMPLOYEE AT J. & W. SELIGMAN & CO. PROPOSED TO THE PARTNERS THAT THE FIRM SPONSOR AN INVESTMENT COMPANY -- A COMPANY IN WHICH INVESTORS POOL THEIR ASSETS FOR PROFESSIONAL MANAGEMENT.

The Partners were used to taking risks on their own account, but taking risks for thousands of Stockholders was something entirely different. However, by 1929, there were hundreds of investment companies, and the investing public couldn't seem to get enough of them. Ultimately, the decision was made and Tri-Continental Corporation was formed.

It was envisioned that the Corporation would invest its assets in the securities of companies on three continents - North and South America and Europe. The plan prompted the name Tri-Continental. The new corporation was to be a closed-end investment company with a diversified portfolio selected to attain a conservative objective - long-term growth of capital and income and reasonable current income. As a closed-end fund, Tri-Continental would issue a fixed number of shares that could be bought and sold primarily on the New York Stock Exchange.

Tri-Continental was to be significantly different from other closed-end funds formed in the United States at the time. Generally, these other funds were sponsored by investment banking firms to earn underwriting fees and sales commissions, and the investment management was left to one or two staff members who handled the job along with other duties. Not so at Tri-Continental.

The Corporation would have its own staff of university-trained economists and investment analysts whose sole responsibility was to study business conditions and find sound investments for the Corporation's investment portfolio.

'25

Chrysler Motor Corporation founded

The Charleston dance becomes fashionable

[GRAPHIC OMITTED]


'26

Germany admitted to League of Nations

One in six Americans owns a car

Kodak produces first 16mm movie film

[GRAPHIC OMITTED]


'27

Lindbergh flies Spirit of St. Louis from New York to Paris

US wages the highest in the world ($1,280/per year)

Holland Tunnel opens

[GRAPHIC OMITTED]


'28

Amelia Earhart
is first woman
to fly across
the Atlantic

[GRAPHIC OMITTED]



The New York
Times installs
first "moving"
electric sign
around Times
Building in
New York City

[GRAPHIC OMITTED]


'29

First offering
of Tri-Continental
Corporation on
January 12

October 29,
Black Friday.
US securities lose
$26 billion in value

Construction
begins on
Empire State
Building

Bell Laboratories
experiments with
color television

[GRAPHIC OMITTED]

4&5

This was an unprecedented approach to investment management. However, Tri-Continental stood firmly behind this strategy, carefully selecting investments on the basis of thorough research and first-hand information. Investment risk was diversified widely by owning many different securities representing many different industries and companies. Management's goal was to have consistency of approach, with flexibility to change with the times.

On January 12, 1929, Tri-Continental opened for business with a capitalization of $52 million, consisting of $25 million of Preferred Stock with warrants attached, and 1 million shares of Common Stock with an initial net asset value of $27 per share. The securities sold quickly. With heavy demand for investment company shares and Tri-Continental's success, a second $50 million investment company, Tri-Continental Allied Corporation, was brought to market just eight months later on August 15, 1929.

Less than three  months  later,  the great  bull  market of the 1920s came to an abrupt  halt.  What had  seemed to be a world of  insatiable  demand  for common stocks quickly turned to one of almost unlimited supply. However, Tri-Continental's faith in the investment business never faltered. Despite the nationwide financial crisis that was only just beginning, morale was diligently maintained, and the research team focused on the task at hand.

THE DECADE AHEAD MARKED MAJOR CHANGES AT TRI-CONTINENTAL.

The Corporation entered into a contract to furnish investment advice and service to Selected Industries Incorporated, a leveraged closed-end investment company. Later, as the entire investment industry began to consolidate, many competing investment companies were either forced into liquidation or found it impractical to continue. Consequently, some



'30

Congress creates
Veterans Administration

Bank of United States fails

Britain, Japan, France, Italy, and US
sign treaty on naval disarmament

[GRAPHIC OMITTED]

'31

European currency system collapses in summer

Record 2,293 US bank failures

TY purchases assets of Wedgewood Investing Corporation

TY enters into contract with Selected Industries Incorporated

6% Cumulative $100 par Preferred Stock changes to $6 Cumulative $0 par Preferred Stock

TY retires 32% of Preferred Stock


'32

Franklin D.
Roosevelt
elected
President

US stock prices hit crisis lows. Dow Jones Industrial Average at 63.11

US unemployment hits 23.6%

TY acquires certain assets of Investors Equity Corporation

TY enters into contract with Broad Street Management Corporation to assist in the management of Capital Administration Company Ltd. and Broad Street Investing Co. Inc., which today is known as the Seligman Common Stock Fund.

[GRAPHIC OMITTED]


'33

US unemployment hits 25%

US goes off gold standard

US Securities Act passed

Japan withdraws from League of Nations

TY purchases substantially all the assets of Graymur Corporation

[GRAPHIC OMITTED]

'34

The Securities and
Exchange Act
becomes law

Hitler declares
himself Fuhrer

[GRAPHIC OMITTED]
investment-company sponsors turned to Tri-Continental for help. The Corporation acquired more assets and also provided portfolio management assistance to several sponsors of investment management companies and their respective funds. Still, times were hard, and to lower expenses and dividend liability, Tri-Continental reduced its payroll by 20% and bought back 11.5% of its outstanding Preferred Stock. Even so, by the end of 1932, Tri-Continental's net asset value was negative.

Entering 1933, Tri-Continental's investment policy was based on the belief that the outlook for American business was improving, and that security prices, especially those of common stocks, should reflect this improvement. Even though many of its securities yielded little or no return, the portfolio was positioned by the end of the year with 70% invested in common stocks to take full advantage of the anticipated recovery. Tri-Continental's action proved correct: the market, as measured by the Dow Jones Industrial Average (DJIA), began recovering in 1933, and by March 1937 had regained nearly half of the losses experienced during the beginning of the decade. In the summer of 1938, a rapid recovery of business activity began. By September 1938, Tri-Continental Corporation had formed a new corporate subsidiary, Union Securities Corporation, to originate, underwrite, and distribute securities.

The decade ended with World War II just around the corner. Production lines reached record levels, consumer incomes and retail sales substantially improved, and industrial profits and dividends rose while a flurry of consumer "stockpiling" began.


'35

Social Security Act passed

Wealth Tax Act passed

Radar equipment to detect aircraft built

TY retires 12% of Preferred Stock


'36

Dow Jones Industrial Average hits
p/e ratio high of 43

Franklin D. Roosevelt re-elected President

First dividend paid to TY Common Stock

TY redeems 35% of Preferred Stock

TY retires 7% of
Preferred Stock

Hoover Dam is opened


[GRAPHIC OMITTED]



'37

Hindenburg disaster

Golden Gate Bridge
opens

Nylon created for
du Pont

[GRAPHIC OMITTED]


'38

Franklin D. Roosevelt sends appeal
to Hitler and Mussolini to settle
European problems amicably

40 hour work week established in US

Howard Hughes flies around the world

TY forms Union Securities Corporation
to originate, underwrite, and distribute securities

2% of Preferred Stock retired

[GRAPHIC OMITTED]



'39

World War II--FDR
declares US neutral

DDT synthesized

Baseball game is first
televised in US

[GRAPHIC OMITTED]

6&7


IN 1940, MUCH OF THE WORLD WAS AT WAR. AS THE US ECONOMY SHIFTED TO WAR-TIME PRODUCTION, THERE WERE WIDE FLUCTUATIONS IN BUSINESS ACTIVITY AND SECURITIES MARKETS.

During this time, the management of Tri-Continental maintained a diversified portfolio of sound companies with adequate income and, most important, remained committed to a long-term approach to investing. At the same time, Union Service Corporation was organized to take over the investment, research, and administrative services of Tri-Continental, and to provide such services to Tri-Continental, and to the funds previously served by the Corporation, under a joint, cost-sharing arrangement. Prior to this arrangement, Tri-Continental's staff had provided the investment research and administrative functions to the other investment companies managed by J. & W. Seligman & Co. on a fee basis. This arrangement had worked very well, but as the investment companies grew in size, the fairness of having one company pay fees to another came into question. As a result, the concept of mutual ownership and mutual sharing made it possible for Tri-Continental to continue to benefit from the country's largest and best-trained professional investment organization.

By the time the United States declared war, the prices of common stocks had fallen considerably, with the DJIA declining 6.5% between December 6 (the day before the attack on Pearl Harbor) and December 10. At year-end 1941, Tri-Continental's net asset value stood at only seven cents per share.

Nonetheless, the wisdom of taking a long-term view was demonstrated in the years that followed. By the time World War II ended in 1945, the Corporation's net asset value had risen to $13.07 per share. Management's investment



'40

Investment Company Act of 1940 becomes law

Franklin D. Roosevelt re-elected for third term

Fall of France

First successful helicopter flight

Union Service Corporation formed

[GRAPHIC OMITTED]


'41

Japan bombs Pearl Harbor

Grand Coulee Dam starts operation

US declares war on Japan, Italy, and Germany

"Manhattan Project" begins


[GRAPHIC OMITTED]

'42

Dow Jones Industrial Average
hits low for the year
of 92.92

Americans defeat Japanese at Midway

Largest US budget in history: $59 billion ($53 billion for defense)

National Investors Corporation, which today is known as the Seligman Growth Fund, enters into agreement with Union Service Corporation for investment research and other services

'43

Franklin D. Roosevelt freezes wages, salaries, and prices

Penicillin successfully
used in treatment of disease

Meat and cheese
rationed in US

Pay-as-you-go income
tax system instituted

[GRAPHIC OMITTED]


'44

[GRAPHIC OMITTED]

Allies invade Normandy

Franklin D. Roosevelt
re-elected for fourth term

Cost of living in US
rises almost 30%
focus on the long-term, post-war outlook and its inclusion in the portfolio of smaller companies with unusual investment opportunities provided handsome returns for Tri-Continental's Stockholders.

Once the US began to adjust to peace-time activity, common stocks again declined. Political uncertainty in Europe and fears of a business recession caused investors to maintain a conservative appraisal of earnings and dividends. By the end of the decade, however, common stock prices again rose sharply, and Tri-Continental's net asset value followed suit, as the portfolio had been fully invested for most of the period.



[GRAPHIC OMITTED]

'45

Franklin D. Roosevelt dies, succeeded by Harry S. Truman

"VE Day" ends WW II in Europe

Atomic bombs dropped on Hiroshima and Nagasaki

"VJ Day"

International Monetary Fund and World Bank established

Empire State Building struck by B-25 Bomber

[GRAPHIC OMITTED]



'46

Atomic Energy Commission established

Xerography process invented

US population hits 140 million

United Nations created

[GRAPHIC OMITTED]


'47

Transistor invented

[GRAPHIC OMITTED]

Marshall Plan called for

Cold War begins

US airplane flies at supersonic speed

More than one million veterans enroll
in college under GI bill



'48

Truman elected President

Truman approves Marshall Plan

US government seizes railroads to avert strike

Berlin airlift begins

General Shareholdings
Corporation merges
into TY

[GRAPHIC OMITTED]


'49

North Atlantic
Treaty signed:
NATO established

First Levittown
house built on
Long Island

[GRAPHIC OMITTED]

8&9

THE NINETEEN FIFTIES BEGAN WITH THE CONTINUED ADJUSTMENT TOWARD PEACETIME OPERATIONS.

Confidence was growing, industrial production rising, commodity prices firming, and the prices of common stocks soaring. However, the sudden shock of the Korean conflict and the fear of another world war temporarily brought stock prices down. By 1951, the US economy was dominated by a shift from peacetime to "garrison-state" conditions, which supported high levels of business activity in the war industries. The wide variations in equity prices demanded the careful investment selection of Tri-Continental's approach.

The fifties also marked important milestones in Tri-Continental's history. Selected Industries merged with Tri-Continental, culminating the business relationship begun more than 20 years prior, and increasing Tri-Continental's assets to more than $127 million. In 1951, Tri-Continental established a regular quarterly dividend distribution policy. Most significant, the Corporation became the country's largest, diversified, publicly traded closed-end investment company in 1951 - a distinction Tri-Continental still holds today. Nineteen fifty-six marked the first year in which Tri-Continental's dividend payments to both Preferred and Common Stockholders passed the $10 million mark.

Also in 1956, Union Securities Corp., the wholly-owned securities underwriting subsidiary of Tri-Continental, transferred the portion of the


'50

[GRAPHIC OMITTED]

McCarthy's list starts "Red Scare"

North Korea invades South Korea

Assassination attempt on Truman


'51

Color television first introduced

Merger of Selected Industries into TY -- TY becomes largest diversified closed-end investment company

TY begins to pay dividends quarterly

[GRAPHIC OMITTED]


'52

Truman orders seizure of
steel mills to avert strike

Eisenhower elected
President

First US H-bomb
tested

TY sells all its
interest in
Globe and
Rutgers
Fire
Insur-
ance Company
(acquired in early 30's)

[GRAPHIC OMITTED]


'53

All price controls removed

Capital Administration Company, Ltd.
merges into TY

TY participates in NYSE's "Monthly
Investment Plan"

[GRAPHIC OMITTED]

'54

Dow Jones Industrial
Average moves to new
highs for first time
since 1929

The McCarthy hearings
are nationally televised

29 million US homes
have a television

TY $6 Preferred Stock called, or exchanged, tax-free, for two shares of $2.70 Cumulative Preferred Stock

[GRAPHIC OMITTED]
business involved in securities underwriting and distribution to the firm Eastman, Dillon, thereafter known as Eastman, Dillon, Union Securities & Co. The intermediate financing portion of the business was retained, and Union Securities Corp. was renamed Tri-Continental Financial Corporation. Tri-Continental Financial Corporation's focus was on intermediate financing and the acquisition of interests, often illiquid, in situations that required holding the investments for extended periods to realize the profit potential. In this business, Tri-Continental was a pioneer in what is an active area of the financial world today.


'55

[GRAPHIC OMITTED]

AFL and CIO merge

Stock market plunges on news of Eisenhower heart attack

Germany becomes NATO
member

'56

[GRAPHIC OMITTED]

Eisenhower re-elected President

Egypt seizes Suez Canal

Transatlantic cable telephone service inaugurated

896,590 Warrants exercised, resulting in TY issuing 1,138,669 new Common Stock shares. Largest exercise of Warrants in history of Corporation

The securities underwriting and distribution businesses of Union Securities Corporation transferred to Eastman, Dillon

Dividends paid on Common and Preferred
Stocks passed $10 million mark


'57

Sputnik launched by USSR

Brooklyn Dodgers and NY
Giants move to California

[GRAPHIC OMITTED]

'58

US troops in Lebanon

Integrated circuit introduced

[GRAPHIC OMITTED]

'59

Alaska becomes 49th State

Hawaii becomes 50th State

[GRAPHIC OMITTED]

Fidel Castro takes
power in Cuba

Formation of European
Common Market and
Free Trade Area


'60

[GRAPHIC OMITTED]

Kennedy elected President

85 million televisions in
the US

U-2 spy plane shot down
over USSR

TY's Automatic Dividend Investment Plan made available for owners of common stock - a first for a stock listed on The New York Stock Exchange

[GRAPHIC OMITTED]

10&11

THE BEGINNING OF THE SIXTIES BROUGHT WITH IT A MILD RECESSION, DESPITE THE FACT THAT THE ECONOMY WAS REACHING NEW HEIGHTS.

The forces that characterized the post-war period were largely exhausted: shortages no longer existed; accumulated consumer wants and needs were largely satisfied; domestic and foreign competition was more intense; inflationary pressures subsided; and the business community was cautious. Even though the prices of common stocks fell in 1960, the goal of Tri-Continental's management was to continue the tradition of carefully managed, thoroughly researched investments that would produce good capital and income results. For the next five years, Tri-Continental's strategy proved rewarding as business activity was strong, and the stock market, though subject to periodic corrections, continued its upward march. At the same time, income taxes were staggering, the Cold War was getting colder, and the fight for civil rights was dividing the nation. If ever there was a time for prudent, active management, this was certainly one of them.

Part of the Corporation's effort to keep up with the times was the establishment of a new company to provide up-to-date electronic data processing and shareholder services. In 1966, Tri-Continental and its associated companies formed Union Data Service Center, known today as Seligman Data Corp. At the time, Tri-Continental was believed to be the first diversified, publicly traded investment company to undertake the role of having its own electronic data processing organization.

'61

[GRAPHIC OMITTED]

Peace Corps established

Berlin Wall constructed

First men in space (USSR and US)

[GRAPHIC OMITTED]


'62

[GRAPHIC OMITTED]

World population hits 3.1 billion

Cuban missile crisis

[GRAPHIC OMITTED]


'63

[GRAPHIC OMITTED]

President Kennedy assassinated

South Vietnam government overthrown

Martin Luther King, Jr. addresses the Freedom
Marchers that descend on Washington

[GRAPHIC OMITTED]

$2.70 Preferred exchanged for one share of new
$2.50 ($50 par) Preferred


'64

Lyndon B. Johnson elected President

Lyndon B. Johnson
signs $11.5 billion
tax cut

Civil Rights Act
passed

[GRAPHIC OMITTED]


'65

[GRAPHIC OMITTED]

Watts riots

Winston Churchill dies

Great blackout affects
30 million people in
Northeastern United
States

Seligman Data Corp. remains Tri-Continental's Stockholder Service agent today.

By 1967, the country reached the seventh year in the longest period of sustained economic expansion since the end of World War II. Tri-Continental's net asset value hit a new high of $37.55, dividend distributions had increased for four consecutive years, and the net unrealized and realized gains were the largest to date.

This large amount of net realized  capital gain was paid to Stockholders in 1967
- the first time Tri-Continental Corporation made a capital gain distribution to Stockholders. Previously, the policy had been to retain net realized capital gains to build net assets. With this change in policy came the strong caution that capital gain distributions must be taken in additional shares if a Stockholder wished to keep the full amount of an investment at work to produce future income and growth of capital value. It was also in 1967 that Tri-Continental's Annual Meetings began to be held around the country in order to give as many Stockholders as possible the opportunity to meet the managers of their investment. This tradition continues today.

Despite the nation's prosperity, the decade ended on a slower note as investors took a wait-and-see attitude, influenced by economic uncertainty, an escalating war in Southeast Asia, and the first hints that the international monetary system, with the US dollar at its core, was in danger of collapsing. Amid mounting social and environmental concerns, and rising inflation and interest rates, the prices of common stocks declined substantially.


'66

Bear Market. Dow Jones Industrial Average down 25.2%

US bombs Hanoi

Union Data Service Center (now Seligman
Data Corp.) opens

Automatic Cash Withdrawal Service begins



'67

Lyndon B. Johnson asks
for tax increase to
finance Vietnam War

Race riots in Cleveland,
Newark, and Detroit

100 million telephones
in service in the US

TY Annual Meetings
begin to be held around
the country

"An investment you can
live with" first used


[GRAPHIC OMITTED]


'68

Senator Robert F. Kennedy assassinated

Martin Luther King, Jr. assassinated

Tet offensive

Nixon elected President

[GRAPHIC OMITTED]



'69

Saturday Evening Post
suspends publication

Neil Armstrong walks
on moon

[GRAPHIC OMITTED]



'70

Student protest at
Kent State University

US troops in
Cambodia

12&13

THE MANAGEMENT OF TRI-CONTINENTAL VIEWED THE BEGINNING OF THE SEVENTIES AS AN OPPORTUNITY TO STRENGTHEN THE PORTFOLIO'S INVESTMENT HOLDINGS.

Through 1972, the economy recovered slowly, and the DJIA closed the year at a record 1020. It was clear that economic and social problems still existed, but Tri-Continental's management was optimistic that the stocks of companies that would improve earnings as business conditions improved would produce favorable results.

Unfortunately, in 1973, numerous events, including the collapse of the world's monetary system and a four-fold increase in the price of oil, sent the economy into the deepest recession since the Great Depression. The prices of common stocks also suffered sharp declines. The equity market's problems worsened in 1974 as rising unemployment, double-digit inflation, and the political crisis surrounding Watergate left policy makers befuddled. Between January 1973 and September 1974, the market fell 42.6% - its worst performance since the 1930s. The Corporation concentrated on ensuring that the securities in the portfolio were those of strong companies that represented reasonable risks. Less promising holdings were reduced or eliminated.

'71

[GRAPHIC OMITTED]

Nixon stops convertability of dollars for gold and devalues dollar

Nixon announces 90-day freeze on wages
and prices

Intel invents microprocessor

TY offers two new retirement plans -
Self-employed and Prototype Pension and
Profit Sharing for use by corporations


'72

Dow Jones Industrial
Average closes above 1,000
for the first time on
November 14

Nixon re-elected President

Military draft is phased out
in the US

TY's Warrants delist from
American Stock Exchange
and move to over-the-
counter trading

[GRAPHIC OMITTED]




'73

[GRAPHIC OMITTED]


Energy Crisis: Oil embargo begins

US Dollar devalued for second time in two years

Watergate begins

Vietnam War ends

Automatic Dividend Investment and Cash Purchase Plan is expanded to allow direct investments of up to $1,000 per month. Stockholders also may invest dividends from other corporations

Share Deposit Service available - Stockholders may send their stock certificates to UDSC for deposit and safe keeping

'74

[GRAPHIC OMITTED]

Year-round Daylight Savings Time adopted

President Richard Nixon resigns

Gerald Ford becomes President

Automatic Check Service created - pre-autho- rized checks can be directly drawn from the bank for the purchase of TY Common Stock

Gasoline shortages in US

[GRAPHIC OMITTED]



'75

Unemployment at 9.2%,
highest since 1941

Two assassination
attempts on
President Ford

Individual Retirement
Accounts in TY
established

[GRAPHIC OMITTED]

The investment decisions that were made in the first half of the decade were rewarded in the second half, which was a period of improving economic conditions, more optimistic investor sentiment, rising corporate profits, and a stronger equity market. However, as the decade drew to a close, and Tri-Continental entered its 50th year, evidence of another recession developed and inflation accelerated. Interest rates rose to new highs, with the prime rate charged by banks soaring to more than 20%.



'76

Jimmy Carter elected President

OPEC announces price increases

US celebrates bicentennial

[GRAPHIC OMITTED]



'77

[GRAPHIC OMITTED]

Apple II Computer goes on sale

Alaska Pipeline completed

[GRAPHIC OMITTED]



'78

[GRAPHIC OMITTED]

First test-tube baby
born in England

April 17: NYSE has record single-day
trading volume of 63.5 million shares

US dollar plunges to record
low against yen, mark, and
Swiss franc


'79

US and USSR sign Salt-2 arms limitation

Iran seizes US embassy

Three-Mile Island nuclear scare

[GRAPHIC OMITTED]


'80

Ronald
Reagan
elected
President

[GRAPHIC OMITTED]

TY enters into a new
management agreement
with J. & W. Seligman &
Co. Incorporated

Consumer Price inflation
peaks at 14.7% (highest
since 1947)

Prime rate at record
21.5% on December 15

Mount St. Helen's
erupts

14&15

IN 1981, CHANGE WAS TAKING PLACE AT TRI-CONTINENTAL.

As part of a corporate reorganization, J. & W. Seligman & Co. Incorporated succeeded the Seligman partnership that began operations in 1864, and assumed the responsibility for the investment management activities of Union Services Corporation. Since then, Seligman has been directly responsible for providing investment management and other services to Tri-Continental. This arrangement with J. & W. Seligman & Co. Incorporated remains in effect today. Meanwhile, the nation's economy was in a deep recession which curbed corporate profits and cast a shadow on the outlook for the future.

A reversal took place in the third quarter of 1982, and both stocks and bonds did very well. Tri-Continental reaped the benefits of its earlier positioning of the portfolio and continued to cautiously purchase more common stocks through the end of the year. The positive trend in the equity market continued into 1983 and beyond. Business activity began to slow in 1986; nonetheless, Tri-Continental's management remained optimistic about the economy, and maintained a long-term investment focus.

Nineteen eighty-seven, however, turned out to be more challenging than anyone had expected. The first eight months of the year saw soaring equity prices, but the market corrected a record 22.6% in one day on October 19. Fears of an economic downturn, rising interest rates, and renewed inflation dominated, while panic took hold of individual investors. As many open-end mutual funds were scrambling to sell investments to cash out fearful investors, Tri-Continental's


'81

25% across-the-board personal income
tax rate cut is approved

Oil prices decontrolled

Space shuttle Columbia returns from
maiden voyage

[GRAPHIC OMITTED]


'82

[GRAPHIC OMITTED]

NYSE volume more than 100 million
shares for first time

Unemployment at 10.8%

AT&T breakup ordered


'83

[GRAPHIC OMITTED]

US invades Grenada

Reagan dubs USSR the "Evil Empire" and
proposes "Star Wars" - Strategic Defense
Initiative - deploys Intermediate Range
Nuclear Missile in Europe

OPEC lowers oil prices for first time in history



'84

AT&T breaks up

By year-end, more than 70 US banks fail

Reagan re-elected President

[GRAPHIC OMITTED]


'85

US officially
becomes world's
largest debtor
nation

US and USSR begin
arms control talks

Gorbachev
becomes General
Secretary of USSR

TY's net assets pass
$1 billion
closed-end structure allowed it to purchase common stocks at very attractive prices and to remain focused on the long-term investment objectives of its Stockholders. And, by the end of the decade, the equity markets hit new highs.

IN 1990, WHEN IRAQ SUDDENLY INVADED KUWAIT, BOTH THE STOCK AND BOND MARKETS DROPPED SIGNIFICANTLY AND FEARS OF A RECESSION QUICKLY HEIGHTENED.

In response to this investment environment, Tri-Continental Corporation used a two-pronged investment strategy, raising the portfolio's cash position to 11.2% and increasing the weightings in selected sectors such as energy.

In 1991, Operation Desert Storm was in full swing, the USSR disintegrated, and the equity markets resumed their upward march. However, in 1994, the Federal Reserve Board increased interest rates six times and the DJIA posted a meager total return of 5.02%. Nonetheless, the long-term outlook was improving as interest rates peaked in late 1994, and Congress and the


'86

Ivan Boesky
pleads guilty to
insider trading

[GRAPHIC OMITTED]

Space Shuttle
Challenger
explodes

Nation's debt hits $2 trillion

Oil hits low of $10.77
a barrel

Nuclear accident at
Chernobyl

[GRAPHIC OMITTED]


'87

Dow Jones Industrial Average passes 2000 for first time on January 8

Black Monday on Wall Street, Dow Jones Industrial Average falls by 508 points (-23%) on 604 million shares. Sharpest one-day drop in history

US and USSR sign
first missiles
reduction treaty

[GRAPHIC OMITTED]


'88

[GRAPHIC OMITTED]

George Bush elected President

McDonald's opens 20 restaurants
in Moscow

[GRAPHIC OMITTED]

Unemployment rate at eight-year low

Oliver North indicted in Iran-Contra Affair


'89

[GRAPHIC OMITTED]

Berlin wall comes down

Cold War ends

Michael Milken is
indicted for fraud

[GRAPHIC OMITTED]


Exxon Valdez causes the
world's largest oil spill

[GRAPHIC OMITTED]


'90

Iraq invades Kuwait

Taxes raised by Bush

Hubble spacecraft launched

[GRAPHIC OMITTED]


'91

Dow Jones Industrial
Average tops 3000
on April 17

USSR breaks up

Strategic Air Command
"Stands Down"

Operation Desert
Storm in Persian Gulf

[GRAPHIC OMITTED]

16&17

nation had turned the corner toward a more balanced budget.

Tri-Continental's management increased the equity weighting in the portfolio to obtain both current income and capital appreciation. The portfolio was broadly diversified as the valuations of large-capitalized stocks soared, and stocks with reasonable value and strong long-term potential were aggressively sought. This strategy proved to be on the mark in 1996 and 1997, as investors witnessed strong economic growth, low inflation, increasing competitiveness of the United States, and the DJIA breaking the 6000, 7000, and 8000 marks.

Overall, the 1990s have been a decade of great importance for the United States:
The country successfully completed the transition from a high interest rate and inflation environment to one of low rates and little inflationary pressure. It also has been the decade of technology, when networking and semiconductors became well-known terms.

What the 21st century has in store is unknown, but there is comfort in knowing that while times change, values endure, and Tri-Continental Corporation will stay true to its long-term investment objective. Tri-Continental: an investment you can live with.


'92

Dow Jones Industrial Average reaches
high of 3413.21 on June 1

Maastricht Treaty approved,
paving way for single European
Currency

TY's net assets pass $2 billion

Bill Clinton
elected
President

[GRAPHIC OMITTED]


'93

[GRAPHIC OMITTED]

World Trade Center bombing

NAFTA passes

Dow Jones Industrial Average reaches
all-time high of 3794.33 on
December 29

'94

Six rate hikes by Federal Reserve Board

Republicans capture the majority of both the House and Senate

Baseball's World Series cancelled


'95

Dow Jones Industrial Average
breaks 4000 on February 23

Dow Jones Industrial Average breaks
5000 on November 21

US federal budget impasse

Oklahoma City bombing

[GRAPHIC OMITTED]


'96

Dow Jones Industrial Average tops 6000 on October 14

Bill Clinton re-elected President

[GRAPHIC OMITTED]


'97

[GRAPHIC OMITTED]

Hong Kong reverts to
Chinese sovereignty

Dow Jones Industrial
Average tops 7000 on
February 13 and 8000
on July 16

Currency turmoil
produces Asian
economic crisis

Dolly the sheep cloned

[GRAPHIC OMITTED]

Pathfinder explores Mars

TY's net assets pass
$3 billion

[GRAPHIC OMITTED]

Established in 1864, J. & W. Seligman's more than 130 years of providing financial services have been marked not by fanfare, but rather by a quiet and firm adherence to managing investments and giving prudent financial advice. Seligman is proud of its distinctive past and traditional values, which continue to shape its business decisions and investment judgment.

Seligman's beginnings date back to 1837 when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. Nearly 30 years later, in 1864, after achieving success as international bankers, the Seligmans established the investment firm of J. & W. Seligman & Co.

In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. It helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s, and early 1900s, the firm was instrumental in financing the fledgling American automobile and steel industries.

Throughout the first quarter of this century, Seligman participated in hundreds of successful underwritings, including those for some of the country's most important companies: United Artists Theatre Circuit, Dodge Brothers, General Motors, Victor Talking Machine, Minneapolis-Honeywell Regulator, and Maytag, to name just a few. In 1929, Seligman organized its first investment company, Tri-Continental Corporation, today the nation's largest, diversified, publicly traded closed-end investment company, with more than $3.7 billion in assets as of June 30, 1998. In the following year, the firm began managing its first mutual fund, Broad Street Investing Co. Inc., now known as Seligman Common Stock Fund.

Today, Seligman manages institutional accounts - including some of the nation's largest public funds, endowments, and foundations and offers individual investors a full range of investment products. The Seligman Group of Funds includes more than 50 investment portfolios, several closed-end municipal bond funds that trade on the New York Stock Exchange, and a range of offshore investment funds available for non-US residents.